BYLAWS

                                       OF

                          SNAKE RIVER PROPERTIES, INC.

                            (A Colorado Corporation)

                                TABLE OF CONTENTS
                                -----------------

ARTICLE                                                                     PAGE
-------                                                                     ----
    PRINCIPAL EXECUTIVE OFFICE                                                 1
    --------------------------
    OTHER OFFICES                                                              1
    -------------
MEETINGS OF SHAREHOLDERS                                                       1
------------------------
    PLACE OF MEETINGS                                                          1
    -----------------
    ANNUAL MEETING                                                             1
    --------------
    SPECIAL MEETINGS                                                           2
    ----------------
    NOTICE OF SHAREHOLDERS' MEETINGS                                           2
    --------------------------------
    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE                               4
    --------------------------------------------
    QUORUM                                                                     4
    ------
    ADJOURNED MEETING AND NOTICE THEREOF                                       4
    ------------------------------------
    VOTING                                                                     5
    ------
    VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS                       6
    ----------------------------------------------------
    ACTION WITHOUT A MEETING                                                   6
    ------------------------
    PROXIES                                                                    7
    -------
    INSPECTORS OF ELECTION                                                     8
    ----------------------
DIRECTORS                                                                      8
---------
    POWERS                                                                     8
    ------
    NUMBER AND QUALIFICATION OF DIRECTORS                                      9
    -------------------------------------
    ELECTION AND TERM OF OFFICE                                               10
    ---------------------------
    VACANCIES                                                                 10
    ---------
    PLACE OF MEETING                                                          11
    ----------------
    ORGANIZATION MEETING                                                      11
    --------------------
    OTHER REGULAR MEETINGS                                                    11
    ----------------------
    SPECIAL MEETINGS                                                          11
    ----------------
    ACTION WITHOUT MEETING                                                    12
    ----------------------
    ACTION AT A MEETING:  QUORUM AND REQUIRED VOTE                            12
    ----------------------------------------------
    VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS                      12
    ----------------------------------------------------
    ADJOURNMENT                                                               12
    -----------
    FEES AND COMPENSATION                                                     13
    ---------------------
    COMMITTEES OF DIRECTORS                                                   13
    -----------------------
    INTERESTED DIRECTORS                                                      14
    --------------------
    OFFICERS                                                                  15
    --------
    ELECTION                                                                  15
    --------
    SUBORDINATE OFFICERS                                                      15
    --------------------
    REMOVAL                                                                   15
    -------
    RESIGNATION                                                               16
    -----------
    VACANCIES                                                                 16
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    CHAIRMAN OF THE BOARD                                                     16
    ---------------------
    PRESIDENT                                                                 16
    ---------
    VICE PRESIDENTS                                                           16
    ---------------
    SECRETARY                                                                 17
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    CHIEF FINANCIAL OFFICER                                                   17
    -----------------------
INDEMNIFICATION                                                               18
---------------
    DEFINITIONS                                                               18
    -----------
    ACTIONS GENERALLY -- STANDARD OF CONDUCT                                  18
    ----------------------------------------

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    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION -- STANDARD OF CONDUCT      18
    --------------------------------------------------------------------
    SUCCESSFUL DEFENSE ON THE MERITS -- INDEMNIFICATION FOR EXPENSES          19
    ----------------------------------------------------------------
    DETERMINING SATISFACTION OF STANDARD OF CONDUCT                           19
    -----------------------------------------------
    ADVANCEMENT OF EXPENSES                                                   20
    -----------------------
    NONEXCLUSIVE RIGHT TO INDEMNIFICATION                                     20
    -------------------------------------
    CONFLICT WITH ARTICLES, BYLAWS OR CONDITION OF SETTLEMENT                 20
    ---------------------------------------------------------
    POWER TO MAINTAIN INSURANCE                                               20
    ---------------------------
    FIDUCIARY OF EMPLOYEE BENEFIT PLAN                                        21
    ----------------------------------
RECORDS AND REPORTS                                                           21
-------------------
    MAINTENANCE OF BOOKS AND RECORDS OF ACCOUNT, MINUTES OF
    --------------------------------------------------------
    MEETINGS AND SHAREHOLDER RECORD                                           21
    -------------------------------
    INSPECTION OF SHAREHOLDERS                                                21
    --------------------------
    MAINTENANCE AND INSPECTION OF BYLAWS                                      22
    ------------------------------------
    INSPECTION BY DIRECTORS                                                   23
    -----------------------
    ANNUAL AND OTHER REPORTS                                                  23
    ------------------------
    FINANCIAL STATEMENTS                                                      23
    --------------------
    ANNUAL STATEMENT OF GENERAL INFORMATION                                   24
    ---------------------------------------
MISCELLANEOUS                                                                 24
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    RECORD DATE                                                               24
    -----------
    CHECKS, DRAFTS, AND OTHER INSTRUMENTS                                     25
    -------------------------------------
    EXECUTING CORPORATE CONTRACTS AND INSTRUMENTS                             26
    ---------------------------------------------
    CERTIFICATE FOR SHARES                                                    26
    ----------------------
    REPRESENTATION OF SHARES OF OTHER CORPORATIONS                            27
    ----------------------------------------------
    REGISTRARS AND TRANSFER AGENTS                                            27
    ------------------------------
    S CORPORATION ELECTION                                                    27
    ----------------------
    FISCAL YEAR                                                               28
    -----------
    CONSTRUCTION AND DEFINITIONS                                              28
    ----------------------------
AMENDMENTS                                                                    29
----------
    POWER OF THE SHAREHOLDERS                                                 29
    -------------------------
    POWER OF DIRECTORS                                                        29
    ------------------
CERTIFICATE OF SECRETARY                                                      30
------------------------

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


                                    BYLAWS OF

                          SNAKE RIVER PROPERTIES, INC.

                            (A Colorado Corporation)

                                    ARTICLE 1

                                     OFFICES
                                     -------

           1.1 PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation is hereby fixed at 28577 Caminito Pasadero, Suite 420, San Diego, California 92128. The board of directors is hereby granted full power and authority to change the principal executive office to any location within or outside the State of Colorado.

           1.2 REGISTERED OFFICES. The registered office of the corporation required by the Colorado Business Corporation Act Section 7-105-101 to be maintained in Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors. The Corporation additionally may have other business offices at such other places, both within and outside the State of Colorado as the board of directors from time to time may determine or the business of the Corporation may reasonably require.

                                    ARTICLE 2

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

           2.1 PLACE OF MEETINGS. Meetings of shareholders shall be held at the principal executive office of the Corporation, or at such other place within or outside the State of Colorado which may be designated either by the board of directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the secretary of the Corporation.

           2.2 ANNUAL MEETING. The annual meeting of shareholders shall be held on such date and at such time during the month of August in each year as may be fixed from year to year by the board of directors. At such meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business within the powers of the shareholders may be transacted.

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           2.3 SPECIAL MEETINGS. Special meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the Colorado Business Corporation Law and the articles of incorporation of the Corporation, may be called at any time by the board of directors, the chairman of the board, the president or by written demand, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares entitled to cast not less than 10 percent of the votes entitled to be cast at the meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the chairman of the board, president, vice president or secretary by any person (other than the board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. Such notice shall be in accordance with the provisions of Sections 2.4 and 2.5 of this Article 2. If such notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Only business within the purpose or purposes described in the notice of the meeting required by Colorado Business Corporation Act section 7-107-105(3) may be conducted at a special shareholders' meeting.

           2.4 NOTICE OF SHAREHOLDERS' MEETINGS. Whenever shareholders are required or permitted to take action at a meeting, a written notice of the meeting shall be given not less than 10 (or, if sent by third-class mail, or, if the number of shares is to be increased, 30) nor more than 60 days before the date of the meeting to each Shareholder entitled to vote thereat (unless required otherwise by statute). The notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted; or (b) in the case of the annual meeting, those matters which the board of directors, at the time of the mailing of the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the board, if any, for election.

           If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 7-108-501 of the Colorado Business Corporation Act; (ii) an amendment of the articles of incorporation, pursuant to Section 7-110-103(4) or 7-110-107(3) of that Law; (iii) a merger or share exchange, pursuant to Section 7-111-102 of that Law; or (iv) a voluntary dissolution of the Corporation, pursuant to Section 7-114-102(4) of that Law, the notice shall also state the general nature of that proposal.

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           2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Written notice of a shareholders' meeting or any report shall be given either personally or by first-class mail or telegraphic or other means of written communication, charges prepaid, addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other means of written communication to the Corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. An affidavit of the mailing or other means of giving any notice or report in accordance with this Section 2.5 shall be executed by the secretary, assistant secretary or any transfer agent of the Corporation giving the notice, and shall be filed and maintained in the minutes book of the Corporation. Such affidavit shall be PRIMA FACIE evidence of the giving of the notice or report.

           If any notice or report addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

           2.6 QUORUM. The presence of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of the shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

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           2.7 ADJOURNED MEETING AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, represented either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.6 above.

           When a shareholders' meeting, either annual or special, is adjourned to another time or place, unless otherwise set forth herein or provided in the Colorado Business Corporation Act, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At the reconvened meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days or if, after adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each shareholder of record entitled to vote at the meeting.

           2.8 VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section
7.1.1 below, subject to the provisions of Sections 7-107-202 and 7-107-204, inclusive, of the Colorado Business Corporation Act (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership). Except as otherwise set forth in the articles of incorporation of the Corporation or in Section 7-108-104 of the Colorado Business Corporation Act (relating to the voting of shares at any election of directors), each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Such vote may be voice vote or by ballot; PROVIDED, HOWEVER, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. Subject to the provisions of Section 2.6 above, if a quorum is present, except with respect to election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Colorado Business Corporation Act or the articles of incorporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such

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

shareholder's shares are entitled, or to distribute such shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulative votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice at the meeting, prior to the voting, of the shareholders' intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected.

           2.9 VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Colorado Business Corporation Act to be included in the notice but not so included, if such objection is expressly made at the meeting.

           2.10 ACTION WITHOUT A MEETING. Except with respect to the election of Directors as hereinafter provided or as otherwise provided in the articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote thereon. Unless the consents of all shareholders entitled to vote have been solicited in writing, notices shall be given in the manner as provided in Section 2.5 of Article 2 of these bylaws as follows:

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                  2.10.1 At least ten (10) days before consummation of the
action authorized by shareholder approval, notice shall be given of shareholder approval of (i) a contract or other transaction with an interested Director,
(ii) indemnification of an agent of the Corporation, (iii) a merger, exchange or sale of assets, or reorganization as defined in Article 111 of the Colorado Business Corporations Act, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

                  2.10.2 Promptly with respect to any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation. Notwithstanding anything to the contrary set forth herein, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors; PROVIDED that, in the event a vacancy on the board of directors exists, other than a vacancy created by removal, and has not been filled by the directors, a director may be elected at any time without prior notice by the written consent of a majority of the outstanding shares entitled to vote for the election of directors.

           2.11 PROXIES. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of this Section 2.11 shall be presumptively valid. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall continue in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in
Section 7-107-203 of the Colorado Business Corporation Act. Such revocation may be effected by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmarked dates on the envelopes in which they are mailed. The revocability of a proxy which states on its face that it is irrevocable shall be governed by the provisions of Sections 7-107-203(7) and 7-107-203(8) of the Colorado Business Corporation Act.

           2.12 INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

           The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

           The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is PRIMA FACIE evidence of the facts stated therein.

                                    ARTICLE 3

                                    DIRECTORS
                                    ---------

           3.1 POWERS. Subject to limitations of the articles of incorporation and of the Colorado Business Corporation Act relating to action required to be approved by the shareholders, or by the outstanding shares, or by a less than majority vote of a class or series of preferred shares, and subject to the duties of directors as prescribed by the bylaws, the business and affairs of the Corporation shall be managed by, and all corporate powers shall be exercised by or under the direction of, the board of directors. The board of directors may delegate the management of day-to-day operation of the business of the Corporation to a management company or other person provided that the business

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

and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

                  3.1.1 To select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or the bylaws, fix their compensation and require from them security for faithful service.

                  3.1.2 To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, or with the articles of incorporation or the bylaws, as they may deem best.

                  3.1.3 To change the principal executive office and principal office for the transaction of the business of the Corporation from one location to another as provided in Article 1, Section 1.1, hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Colorado, as provided in Article 1, Section 1.2, hereof; to designate any place within or without the State of Colorado for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

                  3.1.4 To authorize the issue of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful.

                  3.1.5 To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

                  3.1.6 To designate an executive and other committees in accordance with Section 3.14 of this Article 3.

           3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the Corporation shall not be less than one (1) nor more than nine (9) until changed by amendment of the articles of incorporation or by a by law amending this Section 3.2, duly adopted by a majority of the outstanding shares entitled to vote; PROVIDED that a proposal to reduce the authorized number of directors to a number less than three cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

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

           3.3 ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders; PROVIDED that, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected and qualified, subject to the Colorado Business Corporation Act and the provisions of these bylaws with respect to removal of directors and vacancies on the board.

           3.4 VACANCIES. A vacancy in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting. Unless otherwise provided in the articles of incorporation or herein, except for a vacancy created by the removal of a director, vacancies on the board may be filled by approval of a majority of the directors present at a meeting duly held at which a quorum is present or, if the number of directors then in office is less than a quorum, by a majority of the directors then in office, or by a sole remaining director. A vacancy in the board of directors created by the removal of a director by the vote or written consent of the shareholders or by court order may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares. Each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

           The shareholders may elect a director at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

           Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

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

           No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

           3.5 PLACE OF MEETING. All meetings of the board of directors shall be held at any place within or without the State of California which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, designated from time to time by resolution of the board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation.

           3.6 ORGANIZATION MEETING. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting at the place of such annual meeting or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

           3.7 OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call on such dates and at such times as may be fixed from time to time by the board; PROVIDED, HOWEVER, that should the day of the meeting fall upon a legal holiday, then the meeting shall be held at the same time on the next day thereafter ensuing which is a full business day. Notice of all such regular meetings of the board of directors is hereby dispensed with.

           3.8 SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or by any two directors.

           Special meetings of the board shall be held upon four days' notice by mail or 48 hours' notice delivered personally or by telephone or telegraph. Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, telegraph or mail, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. Any such notice shall state the date, place and hour of the special meeting, but need not specify the purpose thereof.

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

           3.9 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

           3.10 ACTION AT A MEETING: QUORUM AND REQUIRED VOTE. A majority of the authorized number of directors constitutes a quorum of the board for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the board of directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the articles of incorporation, or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting.

           3.11 VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement protested the lack of proper notice to such director, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

           3.12 ADJOURNMENT. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn the meeting to another time and place. If any meeting is reconvened for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the reconvened meeting to the directors who were not present at the time of adjournment. Otherwise, notice of the time and place of holding a reconvened meeting need not be given to absent directors if the time and place is fixed at the meeting adjourned.

           3.13 FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board. This
Section 3.13 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for these services.

           3.14 COMMITTEES OF DIRECTORS.

                  3.14.1 FORMATION AND POWERS OF COMMITTEES. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate an executive and other committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of any committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

                           a. The approval of any action which, under the
Colorado Business Corporation Act, also requires shareholders' approval or approval of the outstanding shares;

                           b. The filling of vacancies on the board of directors
or in any committee;

                           c. The fixing of compensation of the directors for
serving on the board or on any committee;

                           d. The amendment or repeal of bylaws or the adoption
of new bylaws;

                           e. The amendment or repeal of any resolution of the
board of directors which by its express terms is not so amendable or repealable;

                           f. A distribution to the shareholders of the
Corporation, except at a rate, in a periodic amount or within a price range determined by the board of directors; or

                           g. The appointment of other committees of the board
of directors or the members thereof.

                  3.14.2 MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of this Article 3, Sections 3.5 (place of meetings), 3.7 (regular meetings), 3.8 (special meetings), 3.9 (action without meeting), 3.10 (action at meeting), 3.11 (validation of defectively called or noticed meetings), and 3.12 (adjournment), with such changes in the context of these bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that:

                           a. Written notice of the time and place of special
meetings of any committee shall be delivered personally to each committee member or communicated to each committee member by telephone or telegraph at least 24 hours prior to the time of the holding of the meeting, such telegraphing or delivery, personally or by telephone; and

                           b. Notice of special meetings of any committee also
shall be given to all alternate committee members, who shall have the right to attend all meetings of the committee.

           The board of directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

           3.15 INTERESTED DIRECTORS. No contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm or association in which one or more of its directors has a financial interest, is void or voidable because such director or directors or such other corporation, firm or association are parties or because the director or directors are present at the meeting of the board or a committee thereof, which authorizes, approves or ratifies the contract or transaction if
(a) the material facts as to the transaction and as to such director's interest are fully disclosed or known to the shareholders, and such contract or transaction is approved or ratified by the affirmative vote of a majority of the shares represented and voting at a duly held meeting of shareholders at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders, in good faith, with the shares owned by the interested director or directors not being entitled to vote thereon; or (b) the material facts as to the transaction and as to such director's interest are fully disclosed or known to the board or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors, and the contract or transaction is just and reasonable as to the Corporation at the time it is authorized, approved or ratified; or (c) as to contracts or transactions not approved as provided in clauses (a) or (b) above, the contract or transaction was just and reasonable as to the Corporation at the time it was authorized, approved or ratified. A mere common directorship does not constitute a material financial interest within the meaning of this Section 3.15. A director is not interested within the meaning of this Section 3.15 in a resolution fixing the compensation of another director as a director, officer or employee of the Corporation, notwithstanding that the first director also is receiving compensation from the Corporation. Interested or common directors may be counted in determining the presence of a quorum at a meeting of the board or a committee thereof which authorizes, approves or ratifies a contract or transaction.

                                    ARTICLE 4

                                    OFFICERS
                                    --------

           4.1 OFFICERS. The officers of the Corporation shall be a president, a secretary and a chief financial officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of
Section 4.3 of this Article 4. Any number of offices may be held by the same person.

           4.2 ELECTION. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 or Section
4.6 of this Article 4, shall be chosen annually by the board and serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. Each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be duly elected and qualified.

           4.3 SUBORDINATE OFFICERS. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

           4.4 REMOVAL. Any officer may be removed, with or without cause or notice, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

           4.5 RESIGNATION. Any officer may resign at any time by giving written notice to the board of directors or to the president, or to the secretary of the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

           4.6 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

           4.7 CHAIRMAN OF THE BOARD. The board of directors may elect a chairman who shall preside, if present, at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the general manager and the chief executive officer of the Corporation, and shall have the powers and duties as set forth in Section 4.8 of this Article.

           4.8 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the general manager and the chief executive officer of the Corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there is none, at all meetings of the board of directors. He shall be EX OFFICIO a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

           4.9 VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws.

           4.10 SECRETARY. The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the board of directors may order, a book of minutes of actions taken at all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent, a share register or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

           4.11 CHIEF FINANCIAL OFFICER. The chief financial officer (who also may be called the treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director. The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

                                    ARTICLE 5

                                 INDEMNIFICATION
                                 ---------------

           5.1 DEFINITIONS. For purposes of this Article 5, "agent" means any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a domestic or foreign corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorneys' fees and any other expenses of establishing a right to indemnification under Section 5.4 or 5.5.

           5.2 ACTIONS GENERALLY -- STANDARD OF CONDUCT. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation, or that the person had reasonable cause to believe that the person's conduct was unlawful.

           5.3 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION -- STANDARD OF CONDUCT. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action, if such person acted in good faith and in a manner such person believed to be in the best interests of the Corporation and its shareholders.

           No indemnification shall be made under this Section 5.3 for any of the following:

                  5.3.1 In respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation in the performance of such person's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court shall determine.

                  5.3.2 Of amounts paid in settling or otherwise disposing of a pending action without court approval.

                  5.3.3 Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

           5.4 SUCCESSFUL DEFENSE ON THE MERITS -- INDEMNIFICATION FOR EXPENSES. To the extent that an agent of the Corporation has been successful on the merits in defense of any proceeding referred to in Sections 5.2 or 5.3 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

           5.5 DETERMINING SATISFACTION OF STANDARD OF CONDUCT. Except as provided in Section 5.4, any indemnification under this Article 5 shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 5.2 or 5.3, by any of the following:

                  5.5.1 A majority vote of a quorum consisting of directors who are not parties to such proceeding.

                  5.5.2 If such a quorum of directors is not obtainable, by independent counsel in a written opinion.

                  5.5.3 Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon.

                  5.5.4 The court in which such proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the Corporation.

           5.6 ADVANCEMENT OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount, if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article 5.

           5.7 NONEXCLUSIVE RIGHT TO INDEMNIFICATION. The indemnification provided by this Article 5 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity, while holding such office, to the extent such additional rights to indemnification are authorized in the articles of incorporation of the Corporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of the person. Nothing contained in this Article 5 shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

           5.8 CONFLICT WITH ARTICLES, BYLAWS OR CONDITION OF SETTLEMENT. No indemnification or advance shall be made under this Article 5, except as provided in Section 5.4 or 5.5, in any circumstance where it appears:

                  5.8.1 That it would be inconsistent with a provision of the articles of incorporation, bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification.

                  5.8.2 That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

           5.9 POWER TO MAINTAIN INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this Article 5. The fact that the Corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not render this Section 5.9 inapplicable if either of the following conditions are satisfied: (a) if authorized in the articles of the Corporation, any policy issued is limited to the extent provided by Section 7-109-109 of the Colorado Business Corporation Act; or (b)(i) the company issuing the insurance policy is organized, licensed and operated in a manner that complies with the insurance laws and regulations applicable to its jurisdiction of organization, (ii) the company issuing the policy provides procedures for processing claims that do not permit that company to be subject to the direct control of the Corporation, and
(iii) the policy issued provides for some manner of risk sharing between the issuer and purchaser of the policy, on one hand, and some unaffiliated person or persons, on the other, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing that a portion of the coverage furnished will be obtained from some unaffiliated insurer or reinsurer.

           5.10 FIDUCIARY OF EMPLOYEE BENEFIT PLAN. This Article 5 does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the Corporation. The Corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by Section 7-109-107 of the Colorado Business Corporation.

                                    ARTICLE 6

                               RECORDS AND REPORTS
                               -------------------

           6.1 MAINTENANCE OF BOOKS AND RECORDS OF ACCOUNT, MINUTES OF MEETINGS AND SHAREHOLDER RECORD. The Corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its shareholders, board and committees of the board, and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of the names and addresses of all shareholders and the number and class of shares held by each shareholder. Such minutes shall be kept in written form. Such other books and records shall be kept either in written form or in any other form capable of being converted into written form.

           6.2 INSPECTION OF SHAREHOLDERS.

                  6.2.1 A shareholder or shareholders holding at least 5 percent in the aggregate of the outstanding voting shares of the Corporation shall have the absolute right to do either or both of the following: (i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours, on five days' prior written demand upon the Corporation, or (ii) obtain from the transfer agent for the Corporation, upon written demand and upon the tender of the transfer agent's usual charges for this service, a list of the names and addresses of shareholders who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which a list has been compiled or as of a specified date later than the date of demand. This list shall be made available within five business days after the date the demand is received, or the specified later date as of which the list is to be compiled. The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate, at any time during usual business hours, upon written demand on the Corporation, for a purpose reasonably related to the holder's interests as a shareholder or holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

                  6.2.2 The accounting books and records, and minutes of proceedings of the shareholders, the board of directors and committees of the board shall be kept at the principal executive office of the Corporation, or at such other place or places as designated by the board of directors. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in a form capable of being converted into written form. The minutes and accounting shall be open to inspection upon the written demand of any shareholder or as the holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary of the Corporation.

           6.3 MAINTENANCE AND INSPECTION OF BYLAWS. The Corporation shall keep at its principal executive office, or if its principal executive office is not in the State of Colorado, at its registered office in Colorado, the original or a copy of these bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of Colorado and the Corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to such shareholder a copy of the bylaws as amended to date.

           6.4 INSPECTION BY DIRECTORS. Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and to inspect the physical properties of the Corporation and each of its subsidiary corporations, domestic or foreign. This inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

           6.5 ANNUAL AND OTHER REPORTS. The board of directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year adopted by the Corporation. This report shall be sent at least fifteen (15) days before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in these by laws for giving notice to shareholders of the Corporation. The annual report shall contain a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation.

           6.6 FINANCIAL STATEMENTS. If no annual report for the last fiscal year has been sent to shareholders, the Corporation shall, upon written request of any shareholder made more than 120 days after the close of that fiscal year, deliver or mail to the person making the request, within 30 days after receipt of the request, a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year. A shareholder or shareholders holding at least 5 percent of the outstanding shares of any class of the Corporation may make a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the current fiscal year ending more than 30 days prior to the date of the request and a balance sheet of the Corporation as of the end of the period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year. The statements shall be delivered or mailed to the person making the request within 30 days after receipt of the request. A copy of the statements shall be kept on file in the principal office of the Corporation for twelve months and shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements, or a copy shall be mailed to the shareholder. The quarterly income statements and balance sheets referred to in this Section 6.6 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records from the Corporation.

           6.7 CORPORATE REPORT TO SECRETARY OF STATE. The Corporation shall file with the Secretary of State a corporate report that sets forth (a) the corporate name of the Corporation; (b) the state or country under whose law it is incorporated; (c) the street address of its registered office and the name of its registered agent at that office; (d) the street address of its principal office; and (e) the names and addresses of its directors and principal officers. The Corporate Reports shall be made on a form delivered by the Secretary of State, who shall deliver a copy thereof to the Corporation in the second calendar year succeeding the calendar year in which the Corporation is incorporated and thereafter every two years. The Corporate Report shall be filed with the Secretary of State for filing no later than the end of the second calendar month following the calendar month in which the copy of the Corporate Report is delivered by the Secretary of State.

                                    ARTICLE 7

                                  MISCELLANEOUS
                                  -------------

           7.1 RECORD DATE.

                  7.1.1 FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS. For purposes of determining shareholders entitled to notice of any meeting or to vote, or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than 60 days nor fewer than 10 days prior to the date of any such meeting, nor more than 60 days before any such action without a meeting. Only shareholders of record at the close of business on the record date are entitled to notice and to vote, or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the articles of incorporation or in the Colorado Business Corporation Act. The determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting; PROVIDED that the board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set forth the original meeting. If the board of directors does not so fix a record date:

                           a. The record date for determining shareholders
entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                           b. The record date for determining shareholders
entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given or, when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the 60th day before the date of such other action, whichever is later.

                  7.1.2 FOR PURPOSES OTHER THAN NOTICE, VOTING AND GIVING CONSENTS. For purposes of determining the shareholders entitled to receive any report, to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent taken without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than 60 days prior to any such action. Only shareholders of record at the close of business on the record date are entitled to receive the report, dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the articles of incorporation or in the Colorado Business Corporation Act. If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the 60th day before the date of that action, whichever is later.

           7.2 CHECKS, DRAFTS, AND OTHER INSTRUMENTS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

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

           7.3 EXECUTING CORPORATE CONTRACTS AND INSTRUMENTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, agreement, share certificate, conveyance, or other instrument in writing, and any assignment or endorsements thereof, executed or entered into between the Corporation and any other person, when signed by the chairman of the board, the president or any vice president, and the secretary, any assistant secretary, the chief financial officer or any assistant treasurer of the Corporation, shall be valid and binding on the Corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the board and, unless so authorized by the board, no other officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit or to render it liable for any purpose or amount.

           7.4 CERTIFICATE FOR SHARES. Every holder of shares in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the chairman or vice chairman of the board or the president or a vice president, and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

           Any such certificate shall also contain such legend or other statement as may be required by the Colorado Business Corporation Act, the Corporate Securities Law of 1968, as amended, the federal securities laws, and any agreement between the Corporation and the issuee thereof.

           Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or the bylaws may provide; PROVIDED, HOWEVER, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

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

           No new certificates for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; PROVIDED, HOWEVER, that the board of directors may authorize the issuance of a new share certificate or a new certificate for any other security in the place of any certificate theretofore issued by the corporation and alleged to be lost, stolen or destroyed in the event that (a) the request for the issuance of the new certificate is made within a reasonable time after the holder of the old certificate has notice of its loss, destruction or theft and prior to the receipt of notice by the Corporation that the older certificate has been acquired by a bona fide purchaser or holder in due course; and (b) the owner of the old certificate (or the owner's legal representative) gives to the Corporation an indemnity bond (or other adequate security) sufficient to indemnify the Corporation against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate, and satisfies any other reasonable requirements imposed by the board. In the event of the issuance of a new certificate, the rights and liabilities of the Corporation and the holders of the old and new certificates shall be governed by the provisions of the Uniform Commercial Code.

           7.5 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The president or any vice president, and the secretary or any assistant secretary of the Corporation are authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

           7.6 REGISTRARS AND TRANSFER AGENTS. The board of directors may appoint one or more registrars of transfers, which shall be incorporated banks or trust companies, either domestic or foreign, and one or more transfer agents or transfer clerks, who shall be appointed at such times and places as the board of directors shall determine, in its sole discretion.

           7.7 S CORPORATION ELECTION. If the Corporation has elected to be taxed pursuant to the provisions of the Internal Revenue Code pertaining to S corporations, then the Corporation, any shareholder and any person to whom any of its shares are transferred shall not do any act or take any course of conduct which shall have the effect of terminating such election without the prior vote of at least 66-2/3 percent of the outstanding shares of the Corporation or the written consent of the persons entitled to vote such shares.

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           7.8 FISCAL YEAR. The fiscal year of the Corporation shall be determined by the board of directors, and having been so determined, is subject to change from time to time as the board of directors shall determine.

           7.9 CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural, the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

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

                                    ARTICLE 8

                                   AMENDMENTS
                                   ----------

           8.1 POWER OF THE SHAREHOLDERS. Except as otherwise provided by law or by the articles of incorporation, new bylaws may be adopted or these bylaws may be amended or repealed by the approval of the outstanding shares entitled to vote.

           8.2 POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 8.1 of this Article 8 to adopt, amend or repeal bylaws, new bylaws may be adopted, or these bylaws may be amended or repealed by the approval of the board of directors; PROVIDED, HOWEVER, that the board of directors may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the articles of incorporation or in Section 3.2 of
Article 3 of these bylaws.


                    ----------------- * * * -----------------

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                            CERTIFICATE OF SECRETARY
                            ------------------------


           I, Marisa Chatfield, do hereby certify as follows:

           1. I am the duly elected and acting Secretary of Snake River Properties, Inc., a Colorado corporation (the "Corporation").

           2. The foregoing bylaws, consisting of twenty-seven pages, are the true and correct Bylaws of the Corporation as adopted by the board of directors on April 7, 2000.

           IN WITNESS WHEREOF, I have hereunto subscribed my name this 7th day of April, 2000.


                                         /S/ Marisa Chatfield, Secretary
                                         ---------------------


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